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                                                                    EXHIBIT 10.6



                                 LEASE AGREEMENT
                                 BY AND BETWEEN:

                               WHITNEY ASSOCIATES
                        a New Jersey General Partnership

                                   "LANDLORD"

                                      -and-

                          AMERICA'S SHOPPING MALL, INC.

                                    "TENANT"



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               LEASE, made the 22nd day of September 1999 between Whitney
Associates a New Jersey general partnership, whose address is 600 East Crescent Avenue, Upper Saddle River, New Jersey 07458 (hereinafter called "Lessor") and America's Shopping Mall, Inc. whose address is 382 Route 59, Suite 310, Monsey, New York 10952, (hereinafter called "Lessee").



                                   WITNESSETH:
                                   -----------

               For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

         DESCRIPTION. Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, the following space 7,635 Rentable square feet on the Second Floor North West side (hereinafter called "Demised Premises" or "Premises") which includes an allocable share of the common facilities, as shown on the plan or plans, initialed by the parties hereto, marked Exhibit A attached hereto and made part of this Lease in the Building commonly known as SHERBROOKE OFFICE CENTER I located at 600 East Crescent Avenue, Upper Saddle River, New Jersey 07458 ("hereinafter called the Building") which is situated on that certain parcel of land hereinafter called "Office Building Area") as described on Exhibit A-1 attached hereto and made part of this lease, together with the right to use in common with other lessees of the Building, their invitees, customers and employees, those public areas of the common facilities as hereinafter defined.

         2. TERM. The Premises are leased for a term of Sixty (60) months commencing on February 1, 2000 and ending at 12:00 o'clock midnight, on March 31, 2005.

         3. BASIC RENT. The Lessee shall pay to the Lessor during the term basic rent in an amount no less than $839,820.00 calculated in accordance with the following formula:

            7,635 square feet at $22.00 per ft.     $  13,997.00 per month

            Annual Rent                             $ 167,970.00

            Total Rent for (60) Months              $ 839,820.00

         The basic rent is payable in such coin or currency of the United States of America at the time of payment as shall be legal tender for the payment of public and private debts.



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          The basic rent shall accrue at the yearly rate of $167,970.00 each year of the term and shall be payable in advance, on the first day of each calendar month during the term in installments of $13,997.00 the first installment being due upon execution of this Lease.

          In addition, Lessee shall pay $2.00 Per Sq. Ft. x 7,635 sq. ft. for office electric service on a monthly basis in the amount of $1,272.00 which service is otherwise described in this lease. In the event Lessor elects to measure electrical service as set forth in paragraph 22, any amounts payable by Lessee pursuant to paragraph 22 shall be reduced by amounts paid pursuant to this paragraph.

          4. USE AND OCCUPANCY. Lessee shall use and occupy the Premises as general offices and for no other purpose.

          5. CARE AND REPAIR OF PREMISES. Lessee shall commit no act of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the premises, comply with all applicable laws, orders and regulations of the federal, state and municipal governments or any of their departments; Lessor shall make all necessary repairs to the Premises, including without limitation, all plumbing, electrical, HVAC and other systems servicing the Premises, common facilities and to the assigned parking areas, if any. In the event that the repair has been made necessary by misuse or neglect by Lessee or Lessee's agents, servants, visitors or licensees, Lessor shall nevertheless make the repair. Except to the extent covered by the waiver of subrogation expressed in Paragraph 10 of this Lease, Lessee shall pay to Lessor, as additional rent, immediately upon demand, the costs therefor. All improvements made by Lessee to the Premises, which are so attached to the Premises that they cannot be removed without material injury to the Premises, shall become the property of Lessor, upon installation. Not later than the last day of the term, Lessee shall, at Lessee's expense, remove all Lessee's personal property and those improvements made by Lessee which have not become the property of Lessor, including trade fixtures, cabinet work, moveable paneling, partitions and the like; repair all injury done by or in connection with the installation or removal of said property and improvements and surrender the Premises in as good condition as they were at the beginning of the term, reasonable wear and damage by fire, the elements, casualty or other cause not due to the misuse or neglect by Lessee, Lessee's agents, servants, visitors or licensees excepted. All other property of Lessee remaining on the Premises ten
(10) days after the last day of the term of this Lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense.

          6. ALTERATIONS. ADDITIONS OR IMPROVEMENTS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions or improvements in, to or about the Premises. The Lessor shall not unreasonably withhold its consent for same.

          7. ACTIVITIES INCREASING FIRE INSURANCE RATES. Lessee shall not due or suffer anything to be done on the premises which will increase the rate of fire insurance on the Building.

          8. ASSIGNMENT AND SUBLEASE.  Lessee may assign or sublease the


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within Lease to any party subject to the following.

         (A) In the event that the Lessee desires to sublease all or a part of the Premises, or to assign the Premises to any other party, the terms and provisions of such sublease or assignment shall be communicated to the Lessor in writing and within thirty (30) days of the Lessee's notice of its intention to sublease or assign as aforesaid, the Lessor shall have the option, exercisable in writing to the Lessee to recapture the within Lease, if an assignment shall have been proposed, or, to recapture that portion to be sublet if a sublease shall have been proposed, and in such event, the within Lessee shall, if an assignment, be fully released from any and all of its obligations hereunder, or, if a sublease, released with respect to said space proposed to be sublet.

         (B) In the event that the Lessor elects not to recapture the Lease as hereinabove provided or the space proposed to be sublet, the Lessee may nevertheless assign this Lease or sublet the whole or any portion of the Premises, subject to the Lessor's prior written consent, which consent shall not be unreasonably withheld, on the basis of the following terms and conditions:

                   (1) The Lessee shall provide to the Lessor the name and address of the assignee or sublessee.

                   (2) The assignee or sublessee shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Lessor within ten (10) days of its execution.

                   (3) The Lessee and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of rent reserved herein, through the entire term of this Lease, as the same may be renewed, extended or otherwise modified. Notwithstanding anything contained herein to the contrary, no such modification, extension or renewal will occur without Lessee's consent which will expand Lessee's obligations hereunder, and if any of the aforesaid occur without Lessee's consent, Lessee's liability hereunder shall be limited to that existing prior to said modification, extension or renewal.

                   (4) The Lessee and any assignee shall promptly pay to Lessor one-half (1/2) of any consideration received for any assignment or one-half (1/2) of the rent, both exclusive of any reasonable expenses or brokerage


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         incurred in connection with the sublease or assignment, as and when received) in excess of the rent required to be paid by Lessee for the area sublet, computed on the basis of an average square foot rent for the gross square footage Lessee has leased.

                  (5) In any event, the acceptance by the Lessor of any rent from the assignee or from any of the subtenants or the failure of the Lessor to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Lessee herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire term of this Lease.

                  (6) Lessor shall require a One Hundred and 00/100 ($ 100.00) Dollar payment to cover its handling charges for consent to any sublet or assignment prior to its consideration of the same. Lessor shall respond to each request within ten (10) days from receipt of the same, provided the request is accompanied by full and complete financial and biographical information. Lessee acknowledges that its sole remedy with respect to any assertion that Lessor's failure to consent to any sublet or assignment is unreasonable shall be the remedy of specific performance and Lessee shall have no other claim or cause of action against Lessor as a result of Lessor's actions in refusing to consent to a proposed subtenant or assignee (I) whose business is not compatible to the type of occupancy of the Building; (II) violates any exclusive granted to any other tenant in the Building; (III) if such business will create increased use of the common facilities of the Building and Office Building Area; (IV) if such business is: an employment agency or executive search agency, a state, federal or local government agency or bureau; with doctors and other professionals under the jurisdiction of the New Jersey Board of Medical Examiners, dentists, psychologists, or marriage counselors.

         (C) Any sublet or assignment to an affiliated company shall not be subject to the provisions of subsections (A) or (B)(4) hereof and shall not require Lessor's prior written consent all other provisions of this Paragraph shall apply.

        9. COMPLIANCE WITH RULES AND REGULATIONS. Lessee shall observe and comply with the rules and regulations hereinafter set forth in Exhibit B attached hereto and made a part hereof and with such further reasonable rules and regulations as Lessor may prescribe, on written notice to the Lessee, for the safety, care and cleanliness of the Building and the comfort, quiet and convenience of other occupants of the Building. Lessee shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations


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shall be placed and maintained by Lessee, at Lessee's expense, in settings sufficient, in Lessor's judgment, to absorb and prevent vibration, noise and annoyance.

         10. DAMAGES TO BUILDING/WAIVER OF SUBROGATION. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee a notice of election to terminate this lease, or if the cost of restoration will equal or exceed fifty (50%) percentage of such replacement value or if the damage to the Premises reasonably will take more than 120 days to restore and if the Premises shall not be reasonably usable for the purpose in which they are leased hereunder, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a notice of election to terminate this Lease. In either said event of election, this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of said notice, and Lessee shall surrender possession of the Premises within a reasonable tune thereafter, and the basic rent, and any additional rent, shall be apportioned as of the date of said surrender and any basic or additional rent paid for any period beyond said date shall be repaid to Lessee. If the cost of restoration as estimated by Lessor shall amount to less than twenty-five (25%) percent of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Premises with reasonable promptness, subject to force majeure, and Lessee shall have no right to terminate this Lease.

         In any case in which use of the Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in basic rent depending on the period for which and the extent to which the Premises are not reasonably usable for the purpose for which they are leased hereunder. The words "restoration" and "restore" as used in this Paragraph 10 shall include repairs. If the damage results from the fault of the Lessee, or Lessee's agents, servants, visitors or licensees, Lessee shall not be entitled to any abatement or reduction in basic rent, except to the extent of any rent insurance maintained and received by Lessor.

         Notwithstanding the provisions of this Paragraph 10 of the Lease, in any event of loss or damage to the Building, the Premises and/or any contents, each party shall look only to any insurance in its favor before making any claim against the other party, or in the case of Lessee, against any other tenant of the Building and to the extent possible without additional cost, each party shall obtain, for each policy of insurance, provisions permitting waiver of any claim against the other party (and against any other tenant(s) in the, Building) for loss or damage within the scope of such insurance, and each party, to such extent permitted, for itself and its insurers waives all such insured claims against the other party and other Building tenants.

         11. EMINENT DOMAIN. If Lessee's use of the Premises is materially



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affected due to the taking by eminent domain of (a) the Premises or any part thereof or any estate therein; or (b) any other part of the Building; then, in either event, this Lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of said termination date and any basic or additional rent paid for any period beyond said date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment, in lieu thereof, but Lessee may file a separate claim for any taking of fixtures and improvements owned by Lessee which have not become the Lessor's property, and for moving expenses, provided the same shall in no way affect or diminish Lessor's award. In the event of a partial taking which does not effect a termination of this lease but does deprive Lessee of the use of a portion of the Demised Premises, there shall either be an abatement or an equitable reduction of the basic rent, and an equitable adjustment reducing the Base Costs as hereinafter defined depending on the period for which and the extent to which the Premises so taken are not reasonably usable for the purpose for which they are leased hereunder.

         12. INSOLVENCY OF LESSEE. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act, shall constitute a default of this Lease by Lessee, and Lessor may terminate this Lease forthwith and upon notice of such termination Lessee's right to Possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor but Lessee shall remain liable as hereinafter provided in Paragraph 14 hereof. Notwithstanding anything contained herein to the contrary so long as Lessee is not in default in the payment of basic rent and additional rent and is otherwise in compliance with the other covenants and conditions herein, the insolvency of Lessee shall not constitute a default of this Lease.

         13. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of basic rent, or any additional rent, or defaults in the performance of any of the other covenants and condition hereof or permits the premises to become deserted, abandoned or vacated, Lessor may give Lessee notice of such default, and if Lessee does not cure any basic rent or additional rent default within five (5) business days or other default within fifteen (15) business days after giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such fifteen (15) business days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not less than ten (10) business days' notice to Lessee, and on the date specified in said notice, Lessee's right to possession of the Demised Premises shall cease, and Lessee shall quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Lessor pursuant to Paragraphs 12 or 13 hereof, Lessor may at any time thereafter resume possession of the Premises by any lawful means and remove Lessee or other occupants and their effects.

         14. DEFICIENCY. In any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, at Lessor's option, occupy


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the Premises or cause the premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, or use its best efforts to relet the Premises or any part thereof as agent of Lessee or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Lessor's option, and receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as Lessor may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, excluding any capital improvements, but including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the costs and expenses of performance of the other covenants of Lessee as herein provided. Lessee agrees, in any such case, whether or not Lessor has relet, to pay to Lessor damages equal to the basic and additional rent and other sums herein agreed to be paid by Lessee, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by Lessee on the several rent days above specified. Lessee shall not be entitled to any surplus accruing as a result of any such reletting. In reletting the Premises as aforesaid, Lessor may grant reasonable rent concessions. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Lessor elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against Lessee's obligation for rent or damages as herein defined, during the period Of Lessor's occupancy, the reasonable value of such occupancy, not to exceed in any event the basic and additional rent herein reserved and such occupancy shall not be construed as a release of Lessee's liability hereunder.

         Alternatively, in any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may at Lessor's option, end at any time thereafter, and without notice of other action by Lessor, and without prejudice to any other rights or remedies it might have hereunder or at law or equity, become entitled to recover from Lessee, as damages for such breach, in addition to such other sums herein agreed to be paid by Lessee, to the date of re-entry, expiration and/or dispossess, an amount equal to the difference between the rent and additional rent reserved in this Lease from the date of such default to the date of expiration of the original term demised and the then fair and reasonable rental value of the Premises for the same period. Said damages shall become due and payable to Lessor immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease be terminated, without regard to the manner in which it is terminated. In the computation of such damages, the difference between any installments of rent (basic and additional) thereafter becoming due and the fair and reasonable rental value of the premises for the period for which such installment was payable shall be discounted to the date of such default at the rate of not more than four (4%) per cent per annum.

         Lessee hereby waives all right of redemption to which Lessee or any person under Lessee might be entitled by any law now or hereafter in force. Lessor's remedies hereunder are in addition to any remedy allowed by law.

         15. SUBORDINATION OF LEASE. This Lease shall, at Lessor's option,


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or at the option of any holder of any underlying lease or holder of any first mortgage of deed of trust, be subject and subordinate to any such underlying leases and to any such first mortgage and/or trust deed which may now or hereafter affect the real property of which the Premises form a part, and also to all renewals, modifications, consolidations and replacements of said underlying leases and said first mortgage and trust deed. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this lease as may be desired by the holders of said first mortgage and trust deeds or by any of the Lessors under such underlying leases. Lessee hereby appoints Lessor attorney-in-fact, irrevocably, to execute and deliver any such instrument for Lessee. If any underlying lease to which this Lease is subject terminates, Lessee shall, on timely request, attorn to the owner of the reversion.

         16. SECURITY DEPOSIT. Lessee has on deposit with Lessor on the signing of this lease the sum of $27,994.00 (Twenty-seven Thousand Nine Hundred Ninety Four Dollars) as security for the performance of Lessee's obligation under this lease. Lessor, in the event that the Demised Premises are sold, shall transfer and deliver the security, as such, to the purchaser of the Demised Premises and shall notify Lessee thereof, and thereupon Lessor shall be discharged from any further liability in reference thereto. Said security deposit shall be returned to Lessee upon termination of Lease subject however to claims of Lessor as provided herein. No interest will be paid on said security deposit by Lessor.

         17. RIGHT TO CURE LESSEE'S BREACH. If Lessee breaches any covenant or condition of this lease, Lessor may, on "reasonable" written notice to Lessee (except that no notice need be given in case of emergency), cure such breach at the expense of Lessee and the reasonable amount of all expenses incurred by Lessor in so doing shall be deemed additional rent payable on demand.

         18. MECHANIC'S LIENS. Lessee shall, within fifteen (15) days after notice from Lessor, discharge or satisfy by bonding or otherwise any mechanic's liens for materials or labor claimed to have been furnished to the Premises on Lessee's behalf.

         19. RIGHT TO INSPECT AND REPAIR. Lessor may enter the Premises but shall not be obligated to do so (except as required by any specific provision of this lease) at any reasonable time on reasonable notice to Lessee (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacements or additions, in, to, on and about the Premises of the Building, as Lessor deems necessary or desirable. Lessee shall have no claims or cause of action against Lessor by reason thereof. In no event shall Lessee have any claim against Lessor for interruption to Lessee's business, however occurring, including but not limited to those arising from the negligence of Lessor, its agents, servants or invitee.

         20. SERVICES TO BE PROVIDED BY LESSOR/LESSOR'S EXCULPATION. Subject to intervening laws, ordinances, regulations and executive orders while Lessee is not in default under any of the provisions of this Lease, Lessor agrees to furnish, except on holidays as set forth on Exhibit E


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attached hereto and made a part hereof

                  (A) The cleaning services, as set forth on Exhibit D attached hereto and made a part hereof, and subject to the conditions therein stated. Except as set forth on Exhibit D, Lessee shall pay the cost of all other cleaning services required by Lessee.

                  (B) Heating, ventilation and air conditioning (herein "HVAC") as appropriate for the season and as set forth on Exhibit C attached hereto and made a part hereof, together with common facilities lighting and electric energy all during "Building Hours," as hereinafter defined.

                  (C) Cold and hot water for drinking and lavatory purposes.

                  (D) Elevator service during Building Hours.

                  (E) Restroom supplies and exterior window cleaning when reasonably required.

                  (F) Notwithstanding the requirements of Exhibit C or D (as to HVAC or any other provision of this lease, Lessor shall not be liable for failure to furnish any of the aforesaid services when such failure is due to force majeure, as hereinafter defined. In the absence of Lessor's gross negligence, Lessor shall not be liable for any defects, errors or omissions in the construction or design of the Demised Premises and/or the Building, including the structural and non-structural portions thereof, for loss of or injury to Lessee or to property, however occurring, through or in connection with or incidental to the furnishing of, or failure to furnish, any of the aforesaid services or for any interruption to Lessee's business however occurring.

         21. INTERRUPTION OF SERVICES OR USE. Interruption or curtailment of any service maintained in the Building or at the Office Building Area, if caused by force majeure, as hereinafter defined, shall not entitle Lessee to any claim against Lessor or to any abatement in rent, and shall not constitute a constructive or partial eviction, unless Lessor fails to take measures as may be reasonable under the circumstances to restore the service without undue delay. If the Premises rendered untenantable in whole or in part, for a period of five
(5) consecutive business days, by the making of repairs, replacements or additions, either then those made with Lessee's consent or caused by misuse or neglect by Lessee, or Lessee's agent servants, visitors or licensees, there shall be a proportionate abatement of rent, relating back to the first day of such interruption and continuing for the period of


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such untenantability. In no event shall Lessee be entitled to claim a constructive eviction from the Premises unless Lessee shall first have notified Lessor in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Lessor shall have failed, within a reasonable time after receipt of such notice, to remedy, or commence and proceed with due diligence to remedy, such condition or conditions, all subject to force majeure as hereinafter defined.

         22. BUILDING STANDARD OFFICE ELECTRICAL SERVICE. (A) for so long as Lessee is not in default with respect to this Lease, Lessor agrees to redistribute Building Standard Office Electrical Service (as hereinafter defined), to the Premises, consistent with the requirements as set forth on Exhibit C, attached hereto and made a part hereof (not exceeding the present electrical capacity at the Premises) upon the following terms and conditions:

                  (1) Lessee agrees that an independent electrical engineering consultant selected by Lessor and paid by Lessor, shall make a survey of the electric power "demand" of the electric lighting fixtures and the electric equipment of Lessee used in the Premises to determine the average monthly electric consumption thereof. After Lessor's consultant has submitted its report, Lessee shall pay to Lessor, within ten (10) days after demand therefor by Lessor, the amount determined by said consultant as owing from the Lease Term's commencement, and the then expired months, to include the then current month and thereafter, on the first day of every month, in advance, the amount set forth as the monthly consumption in said report. Said amounts shall be treated as Additional Rent due hereunder. Proportionate sums shall be payable for periods of less than a full month if the term commences or ends on any other than the first or last day of the month.

                  Not withstanding the above, should Lessee dispute the determination made by Lessor's independent electrical engineering consultant then the Lessee shall be free to, at the Lessee's sole cost and expense, employ the services of a qualified independent electrical engineering consultant who shall conduct a survey of Lessee's electric lighting fixtures and electric equipment to determine the average monthly electric consumption utilized by Lessee. If the Lessor's consultant and the Lessee's consultant cannot agree on the Lessee's average monthly electric consumption then, in such case the consultants will agree on an independent third electrical engineering consultant acceptable to both whose decision shall be final and binding upon the parties. The parties shall share equally in the cost of any such third consultant. Pending resolution of the issue Lessee shall pay to Lessor the charge established by Lessor's consultant, subject to adjustment upon final determination of this issue.



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                  (11) In the event that there shall be an increase or decrease in the rate schedule (including surcharges or demand adjustments), of the public utility for the supply of Building Standard Office Electrical Service, or the imposition of any tax with respect to such service or increase in any such tax following the Lease term's commencement, the Additional Rent payable hereunder shall be adjusted equitably to reflect the increase or decrease in rate or imposition or increase in the aforesaid tax. All computations shall be made on the basis of Lessee's surveyed usage as if a meter measuring such usage to the Premises exclusively was in place.

                  (111) Any additional electrical energy used by the Building or Office Building Area in excess of the aggregate of all Building Standard Office Electrical Service shall be conclusively deemed for common area electric or lighting and shall be treated pursuant to Paragraph 23B hereof

                  (IV) Lessee covenants that it shall notify Lessor immediately upon the introduction of any office equipment or lighting different from that on the Premises as of Lessor's electrical survey or in addition to the aforesaid equipment or lighting on the Premises as of said survey. The introduction of any new or different equipment or lighting may be cause for additional expense. Lessor reserves the right to inspect the Premises to insure compliance with this provision.

                  (V) Lessor shall not be liable in any way to Lessee for any loss, damage or expense which Lessee may sustain or incur as a result of any failure, defect, or change in the quantity or character of electrical energy available for redistribution to the Premises pursuant to this Paragraph nor for any interruption in the supply and Lessee agrees that such supply may be interrupted for inspection, repairs and replacement in emergencies. In any event, the full measure of Lessor's liability for any interruption in the supply due to Lessor's acts or omissions shall be an abatement of rent and additional rent. In no event shall Lessor be liable for any business interruption suffered by Lessee.

                  (VI) Lessor shall furnish and install all replacement lighting tubes, lamps, ballasts and bulbs required in the Premises.

                  (VII) Lessee shall make no alteration to the existing electrical risers, wiring and other conductors or outlets, as shown on Exhibit C, without Lessor's consent. Should Lessor consent, all such alterations shall be provided by Lessor and the cost therefor paid for by Lessee upon demand as Additional Rent and the provisions of Paragraph 22(a) (IV) shall become applicable, unless Lessor's price is unreasonable.

(B) Lessor reserves the right to, at any time, install a meter to measure Building Standard Office Electrical Service in which event from and after the installation of said meter (hereinafter "Standard Electric Meter") the following shall apply with respect to Lessee's charges for Building Standard Office Electrical Service.

                  (I) Lessee shall pay its proportionate share, as hereinafter defined, of the gross electrical energy consumed in providing Building Standard Office Electrical Service to the entire Building as measured by Standard Electric Meter measuring said service.

                  (II) The reasonable cost, as estimated by Lessor's electrical consultant, of any electrical service required to the Premises in excess of Building Standard Office Electrical Service shall, for Lessee and for any other Building tenant requiring said excess service, be paid for in full by the party requesting said excess service and the cost of gross electrical energy consumed as measured by the Standard Electric Meter shall be appropriately adjusted so that Lessee and all other Building tenants pay their proportionate share applied against the gross electrical energy consumed as measured by the Standard Electric Meter net of any such excess or separately metered Building Standard Office Electrical Service if Lessor installs a separate meter for any tenant.

                  (III) Lessor shall not be liable in any way to Lessee for any loss, damage or expense which Lessee may sustain or incur as a result of any failure, defect or change in the quantity or character of electrical energy available for redistribution to the Premises pursuant to this Paragraph nor for any interruption in the supply and Lessee agrees that such supply may be interrupted for inspection, repairs, replacement and in emergencies.

         (C) In the event the public utility company that furnishes electric energy to the Lessor for redistribution to Lessee, declines to continue finishing electric energy for that purpose, Lessor reserves the right to discontinue distributing Building Standard Office Electric Service to Lessee at any time upon reasonable notice to Lessee. If Lessor exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such termination, Lessee shall not be obligated to pay Lessor for said Building Standard Office Electrical Service. If Lessor so discontinues distribution the aforesaid electrical service, Lessee shall arrange to obtain electric energy directly from the public utility furnishing electric energy to the Building. Lessee may obtain such electric energy by means of the then-existing Building system feeders, risers and wiring to the extent the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers wiring and other conductors and equipment which may be required to obtain electric energy from the public utility company shall be installed and maintained by Lessee at its sole expense. If lessee is unable to obtain such electric service after diligent efforts, Lessee may cancel this Lease.

         (D) For purposes of this Paragraph 22, "Building Standard Office Electrical Service" shall mean the electrical energy required to provide the lighting and operate general office equipment such as typewriters, calculators and copiers consistent with the requirements as shown on Exhibit C, provided such lighting and equipment does not require greater than a 15-amp line (except as otherwise shown on Exhibit C but in no event to include electrical energy for the operation of any computer installation or data processing equipment, which energy shall be provided during "Building Hours" as hereinafter defined.

         23. ADDITIONAL RENT. It is expressly agreed that Lessee will pay in addition to the basic rent, provided in Paragraph 3 above, an additional rental to cover Lessee's proportionate share, as hereinafter defined, of the increased cost to Lessor, for each of the categories enumerated herein, over the "Base Period Costs" for twelve month period commencing the first of the month subsequent to the date of occupancy (as hereinafter defined) for said categories.

                           (A) OPERATING COST ESCALATION, If the Operating Costs
                  incurred for the Building in which the Demised Premises are located and Office Building Area for any calendar year or proportionate part thereof during the Lease term shall be greater than Base Operating Costs (adjusted proportionately for periods less than a Lease Year), then Lessee shall pay to Lessor, as additional rent, the proportionate share, as hereinafter defined, of all such excess Operating Costs, provided however, that the annual escalation of Operating Costs shall not exceed five percent (5%) with respect to the following expenses:
                           1. Management fees
                           2. Payroll (reasonable wages and/or salary) of
                              Building Superintendent
                           3. Social security taxes, and other taxes which may
                              be levied against Lessor upon such wages and salaries.
                  Other operating costs, which are not subject to the foregoing cap, may include:
                           4. Real estate taxes
                           5. Electric, gas and water
                           6. Cleaning and maintenance
                           7. Repairs and maintenance
                           8. Fire and other insurance
                           9. Trash removal, Lawn care and snow removal
                          10. Elevator maintenance

                          11. Decorations and security
                          12. Reasonable general office expenses (i.e.
                              telephones stationery, office supplies
                              (collectively "Operating Costs").

Operating costs shall not include any work performed exclusively for a Building tenant; depreciation of Building or equipment, interest, income or excess profit taxes; costs of maintaining the Lessor's corporate existence; franchise taxes, any expenditures required to be capitalized for federal income tax purposes, unless said expenditures are for the Office Building Area, in which event the costs thereof shall be included.

                           (B) FUEL, UTILITIES AND ELECTRIC COST ESCALATION.
                  (hereinafter "Utility and Energy Costs") If the Utility and Energy Costs, including any fuel surcharges or adjustments with respect thereto, incurred for water, sewer, other utilities and heating, ventilating and air conditioning for the Building to include all leased and leasable areas and common area electric, lighting, water, sewer and other utilities for the Building and Office Building Area, for any Lease Year or proportionate part thereof, during the Lease, term, shall be greater than the Base Utility and Energy Costs (adjusted proportionately for periods less than a Lease
                  Year), then Lessee shall pay to Lessor as additional rent, its proportionate share, as hereinafter defined, of all such excess Utility and Energy Costs. As used in this paragraph 23(B), the Base Utility and Energy Costs shall be the usage incurred (including surcharges and/or adjustments) during the Base Year multiplied by the rates in effect (including surcharges and/or adjustments) during the first twelve (12) months of Lessee's occupancy multiplied by the rates in effect (including surcharges and/or adjustments during.)

                           (C) TAX ESCALATION. If the Real Estate taxes for the
                  Building and Office Building Area at which the Demised Premises are located for any Lease Year or proportionate part thereof, during the Lease Term, shall be greater than the Base Real Estate Taxes (adjusted proportionately for periods less than a Lease Year), then Lessee shall pay to Lessor an additional rent, its proportionate share, as hereinafter defined, of all such excess Real Estate Taxes.

                           As used in this Paragraph 23(C), the words and terms
                  which follow mean and include the following:

                           (1) "Base Real Estate Taxes" shall mean those real
                  estate taxes determined by multiplying the lowest tax rate in effect any time between Calendar Year and the year in which the Building is assessed as a fully completed building (to include the aforesaid years), times the assessment for the Office Building Area and Building as Real Estate Taxes payable during calendar year 2000.

                           (11) "Real Estate Taxes" shall mean the property
                  taxes and assessments imposed upon the Building and Office Building Area, as such, payable to the Lessor. If due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against Lessor in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax, such franchise, income or profit tax shall be deemed to be a Real Estate Tax for the purposes hereof; conversely, any additional real estate tax hereafter imposed in substitution for, or in lieu of any franchise, income or profit tax (which is not in substitution for, or in lieu of, or in addition to, a Real Estate Tax as hereinbefore provided) shall not be deemed a Real Estate Tax for the purposes hereof.

                           (D) LEASE YEAR. As used in this Paragraph 23, Lease
                  Year shall mean the twelve (12) month period commencing when possession is delivered, and each twelve (12) month period thereafter. Once the base costs are established, in the event any lease period is less than twelve (12) months, then the Base Period Costs for the categories listed above shall be adjusted to equal the proportion that said period bears to twelve (12) months and Lessee shall pay to Lessor an additional rent for such period, an amount equal to Lessee's proportionate share, as hereinafter defined, of the excess for said period over the adjusted base with respect to each of the aforesaid categories.

                           (E) PAYMENT. At any time, and from time to time,
                  after the establishment of the Base Period Costs for each of the categories referred to above, Lessor shall advise the Lessee in writing of Lessee's proportionate share with respect to each of the categories as estimated for the next twelve
                  (12) month period (and for each succeeding twelve (12) month period or proportionate part thereof if the period prior to the Lease's termination is less than twelve (12) months as then known to the Lessor, and thereafter, the Lessee shall pay an additional rent, its proportionate share as hereinafter defined, of these costs for then current period affected by such advice (as the same may be periodically revised by Lessor as additional costs are incurred) in equal monthly installments, such new rates being applied to any months for which the rental shall have already been paid which are affected by the Operating Cost Escalation and/or Utility and Energy Cost Escalation and/or Tax Escalation Costs above referred to, as well as the unexpired months of the current period, the adjustment for the then expired months to be made at the payment of the next succeeding monthly rental, all subject to final adjustment at the expiration of each Lease Year as defined in Subparagraph (D) hereof (or proportionate part hereof, if the last period prior to the Lease's termination is less than twelve

                  (12) months). However, Lessor shall be reimbursed by Lessee monthly during the first year of the Lease Term for additional Utility and Energy Cost Escalations resulting from an increase in the monthly rate over the Base Utility Rate.

                           Notwithstanding anything herein contained to be
                  contrary, in the event the last period prior to the Lease's termination is less than twelve (12) months, the Base Period Costs during said period shall be proportionately reduced to correspond to the duration of said final period.

                           (F) BOOKS AND RECORDS. For the protection of Lessee
                  Lessor shall maintain books of account which shall be open to Lessee and its representatives at all reasonable times so that Lessee can determine that such Operating, Utility, Energy and Tax Costs have, fact been paid or incurred. Any disagreement with respect to any one or more of said charges if not satisfactorily settled between Lessor and Lessee shall be referred by either party to an independent certified public accountant to be mutually agreed upon, and if such an accountant cannot be agreed upon, the American Arbitration Association may be asked by either party to select an arbitrator, whose decision on the dispute will be final and binding upon both parties, who shall jointly share any cost of such arbitration.

         24. LESSEE'S ESTOPPEL. Lessee shall, from time to time not less than
(10) days' prior written request by Lessor, execute, acknowledge and deliver to Lessor a written statement certifying that the Lease is unmodified and in full force and effect, or that the lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and charges have been paid; and, to the best of Lessee's knowledge, whether or not Lessor is in default hereunder, and if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this paragraph may be relied on by a prospective purchaser of Lessor's interest or mortgagee of Lessor's interest or assignee of any mortgage of Lessor's interest. Lessee shall require One Hundred and 00/100 Dollars ($100.00.)

         25. HOLDOVER TENANCY. If Lessee holds possession of the premises after the term of this Lease, Lessee shall become a tenant from month to month under the provisions herein provided, but at a monthly basic rental as provided for pursuant to N.J.S.A. 2:42-6 and without the requirement for demand or notice by Lessor to Lessee demanding delivery of possession of said Premises (but Additional Rent shall continue as provided in this Lease), which sum shall be payable in advance on the first day of each month, as such tenancy shall continue until terminated by Lessor, or until Lessee shall have given to Lessor, at least sixty (60) days prior to the intended date of termination, a written notice of intent to terminate such tenancy.

         26. RIGHT TO SHOW PREMISES. Lessor may show the Premises to prospective purchasers and mortgagees; and, during the twelve (12) months prior to termination of this Lease, to prospective tenants, during business hours on reasonable notice to Lessee.

         27. LESSOR'S WORK -LESSOR'S DRAWINGS. (A) Lessor agrees that at Lessors' expense prior to the commencement of the term of this lease, it will do substantially all of the work in the Demised premises in accordance with Exhibit C attached hereto and made a part hereof, subject only to normal punch list items.

         (B) Lessee will timely supply such drawings and information to Lessor as set forth in Exhibit C. Any delay occasioned by Lessee's failure to timely supply such drawings and information shall not delay the commencement date of the term and Lessee's obligations hereunder and the same shall commence on the date the Premises would have been delivered to Lessee pursuant to Paragraph 2, but for Lessee's delay.

         28. WAIVER OF TRIAL BY JURY. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or preceding brought in connection with this Lease or the Premises.

         29. LATE CHARGE. Anything in this lease to the contrary notwithstanding, at Lessor's option, Lessee shall pay a "Late Charge" of eight (8%) percent of any installment of rent or additional rent paid more than fifteen (15) days after the due date thereof, to cover the extra expenses involved in handling delinquent payments.

         30. LESSEE'S INSURANCE. Lessee covenants to provide on or before the Commencement Date a comprehensive policy of general liability insurance naming the Lessor as an additional insured, insuring Lessee against any liability commonly insured against and occasioned by accident resulting from any act or omission on or about the Premises and any appurtenances thereto. Such policy is to be written by an Insurance company qualified to do business in the State of New Jersey reasonably satisfactory to Lessor. The policy shall be with limits not less than One Million and 00/100 ($1,000,000.00) Dollars in respect to any one person, in respect to any one accident, and in respect of property damage. Said limits shall be subject to periodic review and Lessor reserves the right to increase said coverage limits, if in the reasonable opinion of Lessor, said coverage becomes inadequate and is less than that commonly maintained by tenants in similar buildings in the area by tenants making similar uses. At least fifteen (15) days prior to the expiration or termination date of any policy, the Lessee shall deliver a renewal or replacement policy with proof of payment of the premium therefor.

         31. NO OTHER REPRESENTATION. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representation(s) or promises.

         32. QUIET ENJOYMENT. Lessor covenants that, and so long as, Lessee pays the rent, and any additional rent as herein provided, and performs the covenants hereto, Lessor shall do nothing to affect Lessee's right to peaceably and quietly have, hold and enjoy the Premises for the herein mentioned, subject to the provisions of this Lease.

         33. INDEMNIFICATION. Notwithstanding anything to the contrary contained in the Lease and subject to the third paragraph of Section 10 of the Lease, each party hereto shall remain liable for its own negligent or otherwise tortious acts, errors, or omissions. Lessee agrees to indemnify and hold Landlord harmless against and from any and all costs, expenses, claims, demands, obligations and liabilities, arising out of Lessee's negligence or willful misconduct in connection with the condition of, state of, construction, repair, or use of the building in which the Premises are located and any of its common areas, including all adjacent sidewalks, alleys and parking lots.

         34. PARAGRAPH HEADINGS. The paragraph headings in this lease and position of its provisions are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease for any of its provisions.

         35. APPLICABILITY TO HEIRS AND ASSIGNS. The provisions of this Lease shall apply to, bind and inure to the benefit of Lessor and Lessee, and their respective heirs, successors, legal representatives and assigns. It is understood that the term "Lessor" as used in this Lease means only the owner, a mortgagee in possession or a term Lessee of the Building, so that in the event of any sale of the Building or of any lease thereof, or if a mortgagee shall take possession of the Premises, the Lessor named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the term Lessee of the Building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Lessor hereunder.

         36. PARKING SPACES. Lessee's occupancy of the Demised Premises shall include the use of four parking spaces for each 1,000 sq. ft. of Demises Office Space.

         Lessee shall, upon request, promptly furnish to Lessor the license numbers of the cars operated by Lessee and its subtenants, invitees, concessionaires, officers and employees. If any vehicle of the Lessee, or of any subtenant, licensee, concessionaire, or of their respective officers, agents or employees, is parked in any part of the

Common Area other than the employee parking area(s) designated therefor by Lessor, Lessee shall pay to Lessor such penalty as may be fixed by Lessor from time to time. All amounts due under the provisions of this Paragraph shall be deemed to be additional rent.

         37. LESSOR'S LIABILITY FOR LOSS OF PROPERTY. In the absence of Lessor's gross negligence, Lessor shall not be liable for any loss of property from any cause whatsoever, including but not limited to theft or burglary from the Demised Premises, and any such loss arising from the acts of Lessor, its agents, servants or invitees, or from defects, errors or omissions in the construction or design of the Demised Premises and/or the Building including the structural and non-structural portions thereof, and Lessee covenants and agrees to make no claim for any such loss at any time.

         38. PARTIAL INVALIDITY. If any of the provisions of this lease, or the application thereof to any person or circumstances, shall to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be effected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by Law.

         39. BROKER. Lessee and Lessor represents and warrants that REMAX SERVICES has negotiated in bringing about this lease and Lessee agrees to indemnify and hold Lessor and its mortgagee(s) harmless from any and all claims of other brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into this Lease by Lessor and Lessee. In no event shall the Lessee have any obligation to any broker involved in this transaction, including REMAX SERVICES.

         40. PERSONAL LIABILITY. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this lease by Lessor, that there shall be absolutely no personal liability on the part of Lessor, its successors, assigns or any mortgagee in possession (for the purpose of this paragraph collectively referred to as "Lessor"), with respect to any of the terms, covenants and conditions of this lease, and that Lessee shall look solely to the equity of Lessor in the Building for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exceptions whatsoever.

         41. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of or option for the

Premises and this Lease Agreement becomes effective as a Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.

         42. DEFINITIONS. (A) PROPORTIONATE SHARE. Lessee's Proportionate Share, wherever that phrase is used, shall be 10.9 per cent which the parties agree reflects and will be continually adjusted to reflect the ratio of the gross square feet of the area rented to Lessee (including an allocable share of all common facilities) as compared with the total number of gross square feet of the entire Building (or additional buildings that may be constructed with the Office Building Area) measured outside wall to outside wall but excluding therefrom any storage areas. Lessor shall have the right to make changes or revisions in the common facilities of the Building, so as to provide additional leasing area. Lessor shall also have the right to construct additional buildings in the Office Building Area for such purposes as Lessor may deem appropriate, and subdivide the lands for that purpose if necessary, and upon so doing, the Office Building Area shall become the subdivided lot on which the Building in which the Demised Premises is located. However, if any service provided for in Paragraph 23(A) or any utility provided for in paragraph 23(B) is separately billed or separately metered within the Building, then the square footage so billed or metered shall be subtracted from the denominator (the Building's total number of gross square feet) and the Lessee's Proportionate Share for such service and/or utility shall be separately computed, and the Base Costs for such item shall not include any charges attributable to said square footage.

         (B) COMMON FACILITIES. Common facilities shall mean the non-assigned parking spaces; lobby; elevator(s), fire alarm, public hallways; public lavatories; all other general Building facilities that service all Building tenants; air conditioning rooms; fan rooms, janitors' closets; telephone closets; elevator shafts and machine rooms; flues; stacks; pipe shafts and vertical ducts with their enclosing walls. Lessor may at any time close temporarily any Common Area to make repairs or changes therein or to effect construction, repairs or changes within the Building, or to discourage non-tenant parking, and may do such other acts in and to the Common Area as in its judgment may be desirable to improve the convenience thereof.

         (C) FORCE MAJEURE. Force majeure shall mean and include those situations beyond Lessor's control, including by way of example and not by way of limitation, acts of God; accidents; repairs; strikes; shortages of labor, supplies or materials; inclement weather; or where applicable, the passage of time while waiting for an adjustment of insurance proceeds.

         (D) BUILDING HOURS. As used in this lease the "Building Hours" shall be Monday through Friday, 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 1:00 p.m. excluding those holidays as set forth on Exhibit E attached hereto and made a part hereof, except that common area lighting in the Building and Office Building Area shall be maintained for such additional hours as, in Lessor's sole judgment, is necessary to be desirable to insure proper operation of the Building and Building Area.

         43. LEASE COMMENCEMENT. Notwithstanding anything contained herein to the contrary, if Lessor, for any reason whatsoever, including Lessor's negligence, except as provided for in Paragraph 27(B) cannot deliver possession of the Premises's provided for in Paragraph 27(A) to Lessee at the commencement of the agreed term as set forth in Paragraph 2, this lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event, the Lease Term shall be for the full term as specified above to commence from and after the date Lessor shall have delivered possession of the premises to Lessee or from the date Lessor would have delivered possession of the premises to Lessee but for Lessee's failure to timely supply to Lessor such drawings and/or information required by Exhibit C (herein the "Commencement Date") and to terminate midnight on the day preceding the second anniversary of the Commencement Date, and if requested by Lessor, Lessor and Lessee shall, by a writing signed by the parties, ratify and confirm said commencement and termination dates.

          44. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered mail or certified mail in a postpaid envelope addressed, if to Lessee, at the above described Building; if to Lessor, at Lessor's address as set forth above; or, to either at such other address as Lessee or Lessor, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, on delivery thereof, and if mailed, upon the tenth (10th) day after the mailing thereof.

         45. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the rent and additional charges payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated basic rent and additional rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for rent or additional rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent and additional rent or pursue any other remedy provided herein or by law.

         46. EFFECT OF WAIVERS. No failure by Lessor to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Lessor to or of any breach of any covenant, condition or duty of Lessee shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless in writing signed by Lessor.

         47. LEASE CONDITION. This lease is expressly conditioned upon Lessor receiving the consent and approval of Lessor's mortgagee to its terms and provisions not later than thirty (30) days after its execution by Lessee, and delivery to Lessor. Should said consent not be received within the aforesaid time period, Lessor may, at Lessor's sole option, cancel this lease and return the first month's rent and security to Lessee, which Lessee has deposited with Lessor upon execution of this Lease, and thereafter the parties shall have no further obligations to each other with respect to this Lease.

         48. MORTGAGEE'S NOTICE AND OPPORTUNITY TO CURE. Lessee agrees to give any mortgagees and/or trust deed holders, by Registered Mail, a copy of any notice of default served upon the Lessor, provided that, prior to such notice, Lessee has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such mortgagees and/or trust deed holders. Lessee further agrees that, if Lessor shall have failed to cure such default within the time provided for in this lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         49. OPTION TO RENEW. Provided Lessee is not then in default under any of the terms or provisions on the within Lease, Lessee shall be accorded an option to renew the within Lease Agreement for an additional term of Five (5) years, at a basic rental which is then (95%) percent of Lessor's determination of fair market rental value, based upon comparable rentals within a five (5) mile radius. In no event, however, shall the annual basic rent for the following five years be less then the annual basic rent payable during the first five (5) years of the term. In order to exercise the within option, Lessee must give notice, in writing, on or before March 31, 2004. In the event Lessee fails to provide said notice, delivered to Lessor during the period herein stated, the option to renew the subject premises shall be waived. Upon receipt of notice from Lessee that it intends to exercise the within option Lessor shall, within thirty (30)



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


days thereafter inform Lessee of the basic rent for said option period and Lessee shall within thirty (30) days of receipt of notice by Lessor of the basic rent, advise. Lessee whether it shall complete or rescind the exercise of its option to renew for a term of Five (5) years at the basic rent provided.

         50. ATTORNEY'S FEES. Should Lessor cure Lessee's breach or be successful in any litigated dispute Lessor and Lessee, or should Lessor be required to defend itself in any action in which Lessee is a defendant and in which Lessor is ultimately found to have no inability or culpability in the matter by a Court of competent jurisdiction, then Lessor shall be entitled to reasonable attorney's fees from Lessee. Correspondingly, should Lessee be successful in any litigated dispute between Lessee and Lessor, then Lessee shall be entitled to reasonable attorney's fees from Lessor.


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                               WHITNEY ASSOCIATES



/s/ illegible              By: /s/ Frank N. Bovino
--------------------------     ---------------------------------------------
WITNESS                        Frank N. Bovino, General Partner





                               AMERICA'S SHOPPING MALL, INC.



                           By: /s/ illegible
--------------------------     ---------------------------------------------
WITNESS





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